UNITED STATES
SECURITIES AND EXCHANGE COMMISSION
Washington, D. C. 20549
FORM 8-K
CURRENT REPORT
Pursuant to Section 13 or 15(d) of the
Securities Exchange Act of 1934
Date of Report (Date of earliest event reported) March 31, 2009
VISTEON CORPORATION
(Exact name of registrant as specified in its charter)

Delaware	1-15827	38-3519512

(State or other jurisdiction of incorporation)	(Commission File Number)	(IRS Employer Identification No.)

One Village Center Drive, Van Buren Township, Michigan	48111

(Address of principal executive offices)	(Zip Code)
Registrant’s telephone number, including area code (800)-VISTEON
Check the appropriate box below if the Form 8-K filing is intended to simultaneously satisfy the filing obligation of the registrant under any of the following provisions:
☐	Written communication pursuant to Rule 425 under the Securities Act (17 CFR 230.425)

☐	Soliciting material pursuant to Rule 14a-12 under the Exchange Act (17 CFR 240.14a-12)

☐	Pre-commencement communications pursuant to Rule 14d-2(b) under the Exchange Act (17 CFR 240.14d-2(b))

☐	Pre-commencement communications pursuant to Rule 13e-4(c) under the Exchange Act (17 CFR 240.13e-4(c))

Item 2.01. Completion of Acquisition or Disposition of Assets
Item 9.01. Financial Statements and Exhibits
SIGNATURE
EXHIBIT INDEX
EX-10.1
EX-99.1

SECTION 1 — REGISTRANT’S BUSINESS AND OPERATIONS
SECTION 2 — FINANCIAL INFORMATION
Item 2.01. Completion of Acquisition or Disposition of Assets.
     On March 31, 2009, Visteon UK Limited, a company organized under the laws of England and Wales (the “UK Debtor”) and an indirect, wholly-owned subsidiary of Visteon Corporation (the “Company”), filed for administration (the “UK Administration”) under the United Kingdom Insolvency Act of 1986 with the High Court of Justice, Chancery division in London, England. James Tucker and John Hansen of KPMG were appointed as the joint administrators. The UK Debtor has operations in Enfield, UK, Basildon, UK, and Belfast, UK. The UK Administration was initiated in response to continuing operating losses of the UK Debtor and mounting labor costs and their related demand on the Company’s cash flows, and does not include the Company or any of the Company’s other subsidiaries. Under the UK Administration, the UK Debtor will likely be run down.
SECTION 9 — FINANCIAL STATEMENTS AND EXHIBITS
Item 9.01. Financial Statements and Exhibits.
(b)	Pro Forma Financial Information.

Unaudited Pro Forma Consolidated Financial Statements of the Company, including Unaudited Pro Forma Consolidated Statements of Operations for the year ended December 31, 2008, Unaudited Pro Forma Consolidated Balance Sheet as of December 31, 2008, and Notes to Unaudited Pro Forma Consolidated Financial Statements.

(d)	Exhibits.

Exhibit No.	Description
10.1	Limited Waiver, dated as of March 31, 2009, among the Company, JPMorgan Chase Bank, N.A., and certain lenders party thereto (supersedes Exhibit 10.47 to Annual Report on Form 10-K of the Company filed on March 31, 2009).

99.1	Unaudited Pro Forma Consolidated Financial Statements of the Company, including Unaudited Pro Forma Consolidated Statements of Operations for the year ended December 31, 2008, Unaudited Pro Forma Consolidated Balance Sheet as of December 31, 2008, and Notes to Unaudited Pro Forma Consolidated Financial Statements.

SIGNATURE
     Pursuant to the requirements of the Securities Exchange Act of 1934, the registrant has duly caused this report to be signed on its behalf by the undersigned hereunto duly authorized.

VISTEON CORPORATION
Date: April 6, 2009	By:	/s/ Michael J. Widgren
Michael J. Widgren
Vice President, Corporate Controller and Chief Accounting Officer

EXHIBIT INDEX

Exhibit No.	Description	Page
10.1	Limited Waiver, dated as of March 31, 2009, among Visteon Corporation, JPMorgan Chase Bank, N.A., and certain lenders party thereto (supersedes Exhibit 10.47 to Annual Report on Form 10-K of Visteon Corporation filed on March 31, 2009).

99.1	Unaudited Pro Forma Consolidated Financial Statements of Visteon Corporation, including Unaudited Pro Forma Consolidated Statements of Operations for the year ended December 31, 2008, Unaudited Pro Forma Consolidated Balance Sheet as of December 31, 2008, and Notes to Unaudited Pro Forma Consolidated Financial Statements.